Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information is based on the historical financial statements of First Busey Corporation (“First Busey”) and Main Street Trust, Inc. (“Main Street”) and has been prepared to illustrate the effects of the merger of Main Street with and into First Busey, as described in the pro forma financial statements, under the purchase method of accounting and the adjustments as described in the accompanying notes to the unaudited pro forma combined condensed consolidated financial statements.

The unaudited pro forma consolidated balance sheet reflects the historical position of First Busey and Main Street at March 31, 2007 with pro forma adjustments based on the assumption that the merger was consummated on that date.  The unaudited pro forma consolidated statement of income for March 31, 2007 assumes that the merger was completed on January 1, 2007; the unaudited pro forma consolidated statement of income for December 31, 2006 assumes that the merger was completed on January 1, 2006. Although the pro forma statements assume merger dates earlier than actual, wherever possible, amounts reflective of actual merger date events are utilized within these pro forma statements.

The unaudited pro forma financial statements are not necessarily indicative of either the results of operations or financial condition that would have been achieved had the merger in fact occurred on the dates indicated, nor do they purport to be indicative of results of operations or financial condition that may be achieved in the future by the combined company. The unaudited pro forma earnings amounts do not reflect any potential earnings enhancements or cost reductions that may result from the consolidation of First Busey’s and Main Street’s operations and are not necessarily indicative of the results expected of the future combined operations.  We cannot give any assurances with respect to the ultimate level of earnings enhancements or cost reductions to be realized. Further, consistent with applicable accounting guidelines, all purchase accounting adjustments are subject to revision for a period of up to one-year from the date of the merger as additional information becomes available that would affect our original purchase price allocations.

The unaudited pro forma financial statements and related footnotes should be read in conjunction with, and are qualified in their entirety by, the consolidated financial statements and accompanying notes of each of First Busey’s Annual Report on Form 10-K for the year ended December 31, 2006 and Main Street’s Annual Report on Form 10-K for the year ended December 31, 2006.

FIRST BUSEY CORPORATION UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET As of March 31, 2007
(dollars in thousands, except per share data)

	Historical		Pro Forma Before Entries	Purchase Accounting Adjustments				Pro Forma After Entries

	First Busey	Main Street Trust		Debit		Credit

ASSETS
Cash and cash equivalents	$106,678	$48,830	$155,508			5,506	c	$150,002
Investment securities	328,004	396,442	724,446	1,000	a	1,961	d	723,485
Loans	1,952,664	1,010,774	2,963,438			4,090	d	2,959,348
Allowance for loan losses	(23,658)	(13,731)	(37,389)					(37,389)

Net loans	1,929,006	997,043	2,926,049					2,921,959
Premises and equipment	40,452	23,655	64,107	1,000	d	1,325	c	63,782
Goodwill	54,386	20,736	75,122	164,487	b	20,736	a	218,873
Core deposit intangible	3,491	3,481	6,972	20,700	d	3,481	a	24,191
Other assets (includes deferred taxes)	48,495	38,852	87,347	12,557	d	12,110	c,d	87,794

Total assets	$2,510,512	$1,529,039	$4,039,551					$4,190,086

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Deposits:
Noninterest-bearing	$246,124	$215,226	461,350					$461,350
Interest-bearing	1,796,253	1,027,549	2,823,802	40	d			2,823,762

Total deposits	2,042,377	1,242,775	3,285,152					3,285,112

Federal funds purchased and securities sold under agreements to repurchase	55,855	95,056	150,911					150,911
Short-term borrowings	1,000	—	1,000					1,000
Long-term debt	148,650	18,023	166,673					166,673
Junior subordinated debt owed to unconsolidated trusts	55,000	—	55,000					55,000
Other liabilities	20,022	19,678	39,700					39,700

Total liabilities	2,322,904	1,375,532	3,698,436					3,698,396

Stockholders’ equity
Preferred stock	—	—	—					—
Common stock	22	112	134	112	a	15	b	37
Surplus	46,784	56,294	103,078	56,674	a,c	305,660	a,b,d	352,064
Retained earnings	147,757	131,693	279,450	133,705	a	1,380	b	147,125
Accumulated other comprehensive income	4,781	(842)	3,939	581	d	842	a	4,200

Total stockholders’ equipty before treasury stock, unearned ESOP shares and deferred compensation for stock grants	199,344	187,257	386,601					503,426
Treasury stock	(11,736)	(33,750)	(45,486)			33,750	a	(11,736)
Unearned ESOP shares and deferred compensation for stock grants	—	—	—					—

Total stockholders’ equity	187,608	153,507	341,115					491,690

Total liabilities and stockholders’ equity	$2,510,512	$1,529,039	$4,039,551					$4,190,086

Number of common shares outstanding	21,462,366	10,022,369	31,484,735	10,022,369		15,433,751		36,896,117
Total book value per common share	$8.74	$15.32	$10.83					$13.33
Tangible book value per common share	$6.04	$12.90	$8.23					$6.74

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

a - To eliminate equity, investment mark-to-market and intangible accounts of Main Street Trust, Inc.

b - To record issuance of common stock in conjunction with the merger of First Busey Corporation and Main Street Trust, Inc. Each Main Street Trust Share is to be exchanged for 1.55 shares of First Busey Corporation per the merger agreement.

c - To record certain expenses associated with the merger to be undertaken prior to the merger.

d - To record the fair value of investments, loans, intangibles and deposits in conjunction with the merger.

FIRST BUSEY CORPORATION UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME for the Quarter Ended March 31, 2007
(dollars in thousands, except per share amounts)

	Historical		Pro Forma Before Entries	Mark-to-market Transaction Adjustments				Pro Forma After Entries

	First Busey	Main Street Trust		Debit		Credit

Interest income
Loans	$132,861	$18,004	$150,865			676	a	$151,541
Securities	13,156	4,603	17,759					17,759
Federal funds sold and other	349	248	597					597

Total interest income	146,366	22,855	169,221					169,897

Interest expense
Deposits	55,046	9,262	64,308	101	a			64,409
Federal funds purchased and repurchase agreements and short-term borrowings	3,011	1,293	4,304	69	b			4,373
Long-term debt	7,734	287	8,021					8,021
Junior subordinated debt owed to unconsolidated Trusts	4,060	—	4,060					4,060

Total interest expense	69,851	10,842	80,693					80,863

Net interest income before provision for loan losses	76,515	12,013	88,528					89,034

Provision for loan losses	1,300	600	1,900					1,900

Net interest income after provision for loan losses	75,215	11,413	86,628					87,134

Noninterest income
Service charges	11,088	564	11,652					11,652
Trust and brokerage fees	8,673	2,158	10,831					10,831
Remittance processing	—	2,279	2,279					2,279
Security gains, net	3,547	(231)	3,316					3,316
Gain on sales of loans	2,443	102	2,545					2,545
Other operating income	2,710	771	3,481					3,481

Total noninterest income	28,461	5,643	34,104					34,104

Noninterest expense
Salaries and benefits	34,611	5,995	40,606					40,606
Net occupancy expense of premises	5,121	794	5,915					5,915
Furniture and equipment expenses	3,438	681	4,119					4,119
Data processing	1,753	909	2,662					2,662
Stationery, supplies and printing	1,341	301	1,642					1,642
Amortization of intangible assets	1,376	217	1,593	983	c			2,576
Other operating expenses	12,447	1,445	13,892					13,892

Total other expenses	60,087	10,342	70,429					71,412

Income before taxes	43,589	6,714	50,303					49,826
Income taxes	14,701	1,940	16,641			190	d	16,451

Net income	$28,888	$4,774	$33,662	1,153		865		$33,374

Net income for common stockholders	$28,888	$4,774						$33,374

Basic earnings per common share	$1.35	$0.48						$0.86

Diluted earnings per common share	$1.35	$0.47						$0.85

Basic weighted average common shares outstanding	21,349,416	10,029,580						36,896,117

Diluted weighted average common shares outstanding	21,406,070	10,191,282						37,096,117

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

a - To record interest accretion for fair market value adjustment to loans and deposits. See Note 3 for schedule.

b - To record interest expense at 5% for use of $5.5 million in balance sheet assumptions.

c - To record amortization for identifiable intangibles recorded. See Note 3 for schedule.

d - To record income tax benefit at 39.75% marginal rate

FIRST BUSEY CORPORATION UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME for the Quarter Ended December 31, 2006
(dollars in thousands, except per share amounts)

	Historical		Pro Forma Before Entries	Mark-to-market Transaction Adjustments				Pro Forma After Entries

	First Busey	Main Street Trust		Debit		Credit

Interest income
Loans	$132,861	$70,507	$203,368			2,703	a	$206,071
Securities	13,156	18,925	32,081					32,081
Federal funds sold and other	349	1,327	1.676					1,676

Total interest income	146,366	90,759	237,125					239,828

Interest expense
Deposits	55,046	33,555	88,601	40	a			88,641
Federal funds purchased and repurchase agreements and short-term borrowings	3,011	5,531	8,542	275	b			8,817
Long-term debt	7,734	2,126	9,860					9,860
Junior subordinated debt owed to unconsolidated Trusts	4,060	—	4,060					4,060

Total interest expense	69,851	41,212	111,063					111,378

Net interest income before provision for loan losses	76,515	49,547	126,062					128,450

Provision for loan losses	1,300	1,800	3,100					3,100

Net interest income after provision for loan losses	75,215	47,747	122,962					125,350

Noninterest income
Service charges	11,088	2,719	13,807					13,807
Trust and brokerage fees	8,673	8,235	16,908					16,908
Remittance processing	—	7,306	7,306					7,306
Security gains, net	3,547	456	4,003					4,003
Gain on sales of loans	2,443	596	3,039					3,039
Other operating income	2,710	3,271	5,981					5,981

Total noninterest income	28,461	22,583	51,044					51,044

Noninterest expense
Salaries and benefits	34,611	23,572	58,183					58,183
Net occupancy expense of premises	5,121	3,049	8,170					8,170
Furniture and equipment expenses	3,438	2,513	5,951					5,951
Data processing	1,753	3,170	4,923					4,923
Stationery, supplies and printing	1,341	1,248	2,589					2,589
Amortization of intangible assets	1,376	870	2,246	3,903	c			6,149
Other operating expenses	12,447	6,526	18,973					18,973

Total other expenses	60,087	40,948	101,035					104,938

Income before taxes	43,589	29,382	72,971					71,456
Income taxes	14,701	10,145	24,846			615	d	24,231

Net income	$28,888	$19,237	$48,125	4,218		3,318		$47,225

Net income for common stockholders	$28,888	$19,237						$47,225

Basic earnings per common share	$1.35	$1.91						$1.25

Diluted earnings per common share	$1.35	$1.88						$1.24

Basic weighted average common shares outstanding	21,349,416	10,094,433						36,896,117

Diluted weighted average common shares outstanding	21,406,070	10,222,543						37,096,117

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

a - To record interest accretion for fair market value adjustment to loans and deposits. See Note 3 for schedule.

b - To record interest expense at 5% for use of $5.5 million in balance sheet assumptions.

c - To record amortization for identifiable intangibles recorded. See Note 3 for schedule.

d - To record income tax benefit at 39.75% marginal rate

First Busey Corporation Unaudited Pro Forma Condensed Combined Financial Statements Note 1 - Purchase Price Calculation

Main Street shares outstanding	10,022,369
less shares held by First Busey	(65,110)

Pro forma Main Street shares outstanding	9,957,259
Fixed exchange ratio per merger agreement	1.55

Total First Busey common shares to be issed	15,433,751
Fair value of First Busey stock	$19.43

Fair value of stock consideration	$299,878

Fair market value Main Street shares owned by First Busey	$1,961

Main Street stock options outstanding	845,289
Fixed exchange ratio per merger agreement	1.55

First Busey options to be granted	1,310,198
Estimtaed per share fair value of First Busey stock optons to be granted	$3.84

Fair value of stock option consideration	$5,031

Total Stock and Stock Option Consideration	$306,870

Par value of common stock to be issued	$15
Addition to surplus on common stock to be issued	299,863
Addition to surplus on fair value of stock options to be issued	5,031
Fair value of Main Street shares owned by First Busey (including previously unrealized gain of $1,480)	1,961

$306,870

First Busey Corporation Unaudited Pro Forma Condensed Combined Financial Statements Note 2 - Purchase Price Allocation

Total stock and stock option consideration	$306,870
First Busey’s capitalized merger expenses	2,150

Total consideration	$309,020

Main Street Equity prior to Transaction	153,507
Merger expenses	(3,939)
Acceleration of stock option vesting	380
Pre-existing goodwill	(20,736)
Pre-existing core deposit intangible	(3,481)

Adjusted Equity @ closing	125,731

Purchase price to be allocated	183,289

HTM Investment fair market value adjustment	1,000
Loans fair market value adjustment	(4,090)
Premises and equipment fair market value adj.	1,000
MSA fair market value adjustment	500
Time deposit fair market value adjustment	40
Core deposit intangible	20,700
Trust Customer List	7,519
First Tech Customer List	4,538
less Deferred Tax Asset/Liability on above	(12,405)

Purchase Accounting Adjustments	18,802

Goodwill	$164,487

First Busey Corporation Unaudited Pro Forma Condensed Combined Financial Statements Note 3 - Amortization Tables

Schedule of amortization of identifiable intangibles

	CDI	FirsTech	WM

2007	1,035	227	377
2008	2,452	538	891
2009	2,374	520	862
2010	2,297	503	834
2011	2,219	487	805
2012	2,088	458	758
2013	1,935	424	702
2014	1,857	407	673
2015	1,779	390	646
2016	1,702	373	617
2017	962	212	354

	20,700	4,538	7,519

Schedule of amortization of fair value adjustments to loans and deposits

	Loans	Deposits

2007	1,126	168
2008	2,426	(128)
2009	429
2010	109

	4,090	40